UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2024

TLGY Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of principal executive offices)	(Zip Code)

(1) 302-803-6849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	TLGYU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TLGY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TLGYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on April 8, 2024, TLGY Acquisition Corporation (the “Company”) notified Continental Stock Transfer & Trust Company of its intention to extend the period of time that the Company has to complete its initial business combination (the “Termination Date”) by an additional month for the period from April 17, 2024 to May 16, 2024, subject to the Company’s sponsor or its affiliates or designees depositing $110,000 (the “Extension Deposit”) into the trust account.

On April 16, 2024, an Extraordinary General Meeting was held, pursuant to which a special resolution was passed to amend the Amended and Restated Memorandum and Articles of Association of the Company to, among other things, modify the monthly amount that the Company’s sponsor or its affiliates or designees must deposit into the trust account in order to extend the period of time to consummate a Business Combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the sponsor and accepted by the Company, from the lesser of $0.033 per outstanding share and $110,000 to the lesser of (x) $0.02 per outstanding share and (y) $60,000 (“Modified Extension Deposit”).

On April 16, 2024, the Company’s sponsor or its affiliates or designees deposited the Modified Extension Deposit into the trust account and as a result the Termination Date was extended by one month until May 16, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLGY Acquisition Corporation

Date: April 16, 2024	By:	/s/ Jin-Goon Kim
	Name:	Jin-Goon Kim
	Title:	Chairman and Chief Executive Officer